Investor Presentation

June 2022

David J. Nasca
President & CEO

John B. Connerton

Executive Vice President & CFO

This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings.  These statements are not historical facts or guarantees of future performance, events or results.  There are risks, uncertainties and other factors that could cause the actual results of Evans Bancorp to differ materially from the results expressed or implied by such statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include the impacts from COVID-19, competitive pressures among financial services companies, interest rate trends, general economic conditions, changes in legislation or regulatory requirements, effectiveness at achieving stated goals and strategies, and difficulties in achieving operating efficiencies.  These risks and uncertainties are more fully described in Evans Bancorp’s Annual and Quarterly Reports filed with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they are made.  Evans Bancorp undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise is presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings.  These statements are not historical facts or guarantees of future performance, events or results.  There are risks, uncertainties and other factors that could cause the actual results of Evans Bancorp to differ materially from the results expressed or implied by such statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include the impacts from COVID-19, competitive pressures among financial services companies, interest rate trends, general economic conditions, changes in legislation or regulatory requirements, effectiveness at achieving stated goals and strategies, and difficulties in achieving operating efficiencies.  These risks and uncertainties are more fully described in Evans Bancorp’s Annual and Quarterly Reports filed with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they are made.  Evans Bancorp undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise.

Building a preeminent community financial institution

Creating scale and sophistication to leverage in reviving WNY market

Increasing competitive advantages with the best talent and top tier client experiences

A Century of serving Western New York

Market Share By Deposits $70.4B

Growing in market dominated by two top 25 banks

Building platform for increased future earnings power

Acquired Fairport Savings Bank May 1, 2020

Talent acquisition: nearly 50% increase in commercial lenders since 2020

Total Portfolio: $1.1 billion

Well diversified

Stable Multifamily market

Average LTV 55%

Platform to build and add relationships and offer other products and services

Added ~850 new commercial customers – nearly doubled commercial base

Solid underwriting discipline and proactive portfolio management

In-market focus and deep customer relationships

3/31/22 AFS total $385.9M up 103% Y/Y

Conservative mix

98% of total portfolio AFS

18% of total assets

Emphasis on expanding:

1. Insurance

2. Employee benefits

3. Cash management

4. Deposit service fees

Insurance Acquisitions:

Richardson & Stout Insurance in 2018
   Benefit Brokers of Western New York in 2020

Higher interest-earning assets and accelerated amortization PPP fees

Lower provision reflecting improved economic trends and conditions related to COVID-19

Over $700 million in assets, or 32% of the total, are due to reprice in the next 12 months

Deposit growth over the last 4-5 years has shifted away from rate sensitive CDs to “stickier” transactional deposits

Customer tenure: ~75% of total deposit portfolio with the bank 5+ years

Deposit betas from the last up rate cycle performed well in comparison to our model expectations and to peers

Interest bearing deposit beta of 28%, Total deposit beta 21%

Evans Strategic Objectives

Technology Evolution

Aligned to focus on advancing customer experience, operational efficiency and scalability

Leverage robotic process and workflow automation and evaluate opportunities to partner with financial technology providers as part of our overall digital transformation strategy

Goal to deliver strong and stable IT support for Bank growth

Focus on Talent

Talent and culture are true differentiators for Evans and key determinants for our success

Learning and development efforts, combined with consistent company and manager-led communication and programs, and focus on team empowerment and diversity

Concentrated heavily on preparing our team for the continuously changing environment and future technology enhancements

Community

Evans seeks to meet its values and honor its promise as a community based financial institution

Continue to support community projects and contribute our resources and business expertise to programs and entities that enrich our community

Near term performance goals over the next one to two years

Strong and growing franchise in resurgent WNY

Diverse revenue mix, strong operating fundamentals

Core deposit and loan growth

Lower-risk balance sheet with solid capital base

Excess liquidity to support robust loan pipeline and investments to drive growth and earnings

Value creation with acquisition of FSB Bancorp

Enhanced scale: leverages strength of Evans commercial bank and combined mortgage operation

Created team and technology infrastructure to continue to gain market share

Shareholder return orientation

David J. Nasca, President and Chief Executive Officer

John B. Connerton, EVP, Chief Financial Officer

Mary Ellen Frandina, EVP, Chief Administrative Officer

Dale M. McKim III, EVP, Chief Risk Officer

Kenneth D. Pawlak, EVP, Chief Commercial Banking Officer

Nicholas J. Snyder, EVP, Retail Distribution and Corporate Operations

Aaron M. Whitehouse, President, The Evans Agency, LLC

Jen Zorn, EVP, Chief Information Officer